Columbia Variable Portfolio – S&P 500 Index Fund
(the “Fund”)

Supplement dated July 28, 2011
to the Prospectuses dated April 29, 2011

The following changes are effective August 1, 2011.

The list of portfolio managers under the caption “Fund Management” in the Summary of the Fund section of the prospectus is hereby revised to add the following information:

Portfolio Manager	Title	Managed Fund Since
Vadim Shteyn	Portfolio Manager	August 2011

The description of the portfolio managers responsible for the Fund’s day-to-day portfolio management, as described under the caption “Portfolio Management” in the More Information About the Fund section is hereby revised to add the following information:

Vadim Shteyn, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the investment manager in 2006 as an investment professional.

•	Began investment career in 2006.

S-6466-162 A (7/11)